UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 23, 2020

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-54716	27-0863354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7599 Anagram Dr., Eden Prairie, MN 55344

(Address of principal executive offices and zip code)

952-426-1383

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Conversion of 2020 Notes

As previously disclosed in a Current Report on Form 8-K filed by NeuroOne Medical Technologies Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on May 1, 2020 (the “Initial Form 8-K”), on April 30, 2020, the Company entered into a Subscription Agreement (the “Subscription Agreement”) with certain accredited investors (the “Subscribers”), pursuant to which the Company, in a private placement (the “2020 Private Placement”), agreed to issue and sell to the Subscribers 13% convertible promissory notes (each, a “2020 Note” and collectively, the “2020 Notes”) and warrants to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Initial Form 8-K.

Between July 1, 2020 and July 22, 2020, certain Subscribers elected to convert $1,720,000.55 of the outstanding principal and interest of such Subscribers’ 2020 Notes into 1,977,991 shares of Common Stock, and on July 23, 2020, the remaining $1,613,961.11 of the outstanding principal and interest of the 2020 Paulson Notes were automatically converted into 1,605,532 shares of Common Stock following the announcement of a Strategic Transaction (as defined in the 2020 Paulson Notes) (together, the "Conversion Shares"). Between May 1, 2020 and July 23, 2020, an aggregate of $5,204,800.67 of the outstanding principal and interest of the 2020 Notes converted into 5,617,866 shares of Common Stock.

Item 3.02. Unregistered Sales of Equity Securities.

Private Placement

The description set forth in Item 1.01 above is hereby incorporated by reference into this Item 3.02.

As described more fully in Item 1.01, the Company issued Conversion Shares to certain Subscribers, who are accredited investors, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder. The Company is relying on this exemption from registration based in part on representations made by the Subscribers.

The Conversion Shares have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto shall constitute an offer to sell or the solicitation of an offer to buy the Conversion Shares or any other securities of the Company.

Item 8.01 Other Events.

Attached as Exhibit 99.1 is a copy of the press release issued by NeuroOne on July 28, 2020 announcing the conversion of the remaining 2020 Notes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release dated July 28, 2020 issued by NeuroOne.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION
Dated: July 28, 2020
	By:	/s/ David Rosa
David Rosa
Chief Executive Officer

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